Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 10, 2006 (this "Agreement"), is entered into by and among New Frontier Media, Inc., a Colorado corporation (the "Company"), Marc Laurence Greenberg Trust dated May 11, 2001, Goldberg Family Trust dated June 15, 2001 (the Marc Laurence Greenberg Trust and Goldberg Family Trust are hereinafter referred to in the singular as an "Investor" and collectively as the "Investors" or the "Trusts"), Marc Laurence Greenberg, an individual, and Richard Bruce Goldberg, an individual.

         WHEREAS, the Company and the Investors have entered into that certain Stock Purchase Agreement dated as of February 6, 2006 (the "Purchase Agreement"), pursuant to which the Company has agreed to purchase from the Trusts, and the Trusts have agreed to sell to the Company, (i) one hundred percent (100%) of the issued and outstanding capital stock of MRG Entertainment, Inc., a California corporation, and (ii) one hundred percent (100%) of the issued and outstanding capital stock of Lifestyles Entertainment, Inc., a California corporation (collectively, the "Shares"), on the terms and conditions set forth in the Purchase Agreement; and

         WHEREAS, the Purchase Agreement provides for a purchase price for the Shares, consisting of, among other consideration, shares of Common Stock (as hereafter defined); and

         WHEREAS, the parties to the Purchase Agreement have agreed that the Investors' rights to sell the Investor Shares (as defined below), and certain other rights pertaining thereto, shall be as set forth and limited by the terms of this Agreement.

         WHEREAS, in order to induce the Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide each Investor with the registration rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein set forth, the parties hereto agree as set forth below.

                                   ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement:

         "Act" means the Securities Act of 1933, as amended, or any successor statute.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

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         "Associated Individual" means in the case of a Holder that is a Trust, the trustee of such Trust.

         "Closing Date" has the meaning set forth in the Purchase Agreement.

         "Common Stock" means the common stock of the Company issued pursuant to the Purchase Agreement or any other shares of capital stock or other securities of the Company into which such shares of common stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If such common stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on such common stock in shares of capital stock, or subdivides (or combines) its outstanding shares of such common stock into a greater (or smaller) number of shares of such common stock, a share of such common stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of such common stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

         "Holder" means, each person who owns Registrable Securities and is either (i) named on the signature pages hereof as a Holder, or (ii) a person who has agreed to be bound by the terms of this Agreement as if such person were a Holder and is (A) a permitted transferee under Section 8.2 hereof, (B) upon the death of any Holder that is an individual, the executor of the estate of such Holder or any of such Holder's heirs, devisees, legatees or assigns or (C) upon the disability of any Holder that is an individual, any guardian or conservator of such Holder.

         "Initiating Holders" means any single Holder who holds, or group of Holders who together hold, a number of shares of Registrable Securities equal to the Share Threshold.

         "Investor Shares" means those shares of the Company's common stock issued or otherwise delivered or paid to the Investors pursuant to the Purchase Agreement.

         "New Shares" shall mean any additional shares issued to an Investor as a result of the items described in the definition of Common Stock.

         "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts (including business and family trusts) and other organizations, whether or not legal entities.

         "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing, and causing to be effective, in accordance with the Act a registration statement and the declaration or ordering of the effectiveness of such registration statement in accordance with the Act.

         "Registration Statement" means any registration statement under the Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


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

         "Registrable Securities" means shares of Common Stock unless (i) they have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, (ii) such securities can be freely sold and transferred without restriction under Rule 145 or any other restrictions under the Securities Act, or (iii) such securities have been transferred pursuant to Rule 144 under the Securities Act or any successor rule such that, after any such transfer referred to in such clause
(iii), such securities may be freely transferred without restriction under the Securities Act.

         "SEC" means the United States Securities and Exchange Commission or any other agency administering the Act.

         "Share Threshold" means that number of shares of Registrable Securities equal to 1/2 of the number of Registrable Securities held by the Investors as of the date of this Agreement.

                                   ARTICLE II

                         SALE OF REGISTRABLE SECURITIES

         2.1 Right to Sell Registrable Securities. Subject to the terms and conditions of this Agreement:

            (a) Every three months during the period beginning on June 30, 2007 (i.e., the last day of the fifth (5th) quarter following the Closing Date, such date being referred to as the "First Sale Date"), and ending on the second anniversary of the Closing Date, the Holders collectively may sell a number of Investor Shares equal to one-eighth of the total number of Investor Shares, plus all New Shares attributable to such number of Investor Shares, subject to increase pursuant to Section 2.1(d). Notwithstanding the foregoing, the right of Holders to sell Registrable Securities in each three month period in accordance with this Section 2.1(a) shall not be cumulative except as set forth in
         Section 2.1(d).

            (b) Subject to applicable state and federal securities laws, (i) beginning on the day following the second (2nd) anniversary of the Closing Date, the Holders may sell any remaining Registrable Securities held by them; and (ii) notwithstanding Section 2.1(a), an Investor may sell any Registrable Securities held by such Investor if at any point such Investor, if an individual, or his Associated Individual, if such Investor is not an individual, is not employed by the Company or an Affiliate of the Company for a reason other than such Investor's or Associated Individual's (as applicable) voluntary termination of employment or his being terminated for Cause in accordance with the terms of his written employment agreement with the Company or its Affiliate.

            (c) Notwithstanding anything to the contrary contained in this
         Section 2.1, no Holder may sell or otherwise transfer any Registrable Securities unless such sale or transfer is made (i) in accordance with the registration requirements of the Act or an exemption from such registration and an opinion of counsel is delivered to the Company to such effect, and (ii) in compliance with the volume limitations imposed under Sections 2.1(a) or (b), as applicable.


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

            (d) Subject to the provisions of Section 3.2, in the event that the Holders are unable during any quarterly period to sell Investor Shares on a registered basis as a result of (i) any uncured breach by the Company of the provisions of this Agreement or (ii) the existence of any Delay or Interruption Period, then the Holders shall have the right to sell, during any subsequent quarter, the number of Investor Shares permitted to be sold pursuant to Section 2.1(a) plus an additional number of Investor Shares equal to the difference between (x) the number of Investor Shares actually sold during the quarter in which the breach, Delay Period or Interruption Period occurred or continued and
         (b) the number actually sold during such quarter.

                                  ARTICLE III

                            REQUEST FOR REGISTRATION

         3.1 Request by Initiating Holders. In the event the Company shall receive from Initiating Holders a written request (a "Demand Notice") that the Company effect any Registration with respect to all or a part of the Registrable Securities which may be sold by the Holders in accordance with the terms of this Agreement, the Company shall:

               (a) promptly give written notice of the proposed Registration to all other Holders; and

               (b) as soon as practicable, but in any event not later than sixty (60) days following receipt of the Demand Notice, prepare and file a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Securities specified by the Holders in such Demand Notice, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of written notice from the Company given pursuant to Section 3.1(a) (a "Demand Registration"), which may, at the request of the Holders, be a "shelf" registration (a "Shelf Registration") pursuant to Rule 415 under the Securities Act to the extent that the Company is at the time eligible to use Form S-3;

               (c) use its best efforts to cause the Registration Statement to be declared effective as promptly as practicable and to take all other actions (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Act and any other governmental requirements or regulations) as may be requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request; and

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

               (d) use commercially reasonable efforts to keep each Registration Statement filed pursuant to this Section 3.1 continuously effective and usable for the resale of the Registrable Securities covered thereby (i) in the case of a Registration that is not a Shelf Registration, for a period of 180 days from the date on which the SEC declares such Registration Statement effective and (ii) in the case of a Shelf Registration, for a period of two years from the date on which the SEC declares such Registration Statement effective, in either case (x) until such earlier date as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement, and (y) as such period may be extended pursuant to Section 3.2. The time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods and all Interruption Periods occurring with respect to such Registration and such period and any extension thereof is hereinafter referred to as the "Effectiveness Period."

         Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect such Registration pursuant to this Article III:

               (a) at any time prior to the last day of the fifth (5th) full quarter following the Closing Date;

               (b) at any time during which the Company's common stock is not listed for trading on the Nasdaq National Market System or another recognized stock exchange;

               (c) at any time during which the Holders may sell up to one-eighth of the aggregate amount of the Registrable Securities during a 90-day period pursuant to Rule 144 of the Act or pursuant to an effective Shelf Registration Statement.

          3.2 Right of Company to Delay Filings. The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to
               Section 3.1, or suspend the use of any effective Registration Statement under this Section 3.2, for a reasonable period of time, but not in excess of 90 days (a "Delay Period"), if the Board of Directors of the Company determines that in the Board of Directors' reasonable judgment and good faith the registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would have a material adverse effect on the business of the Company or any transaction involving the Company or otherwise would materially interfere with any pending financing, acquisition or corporate reorganization or other corporate development involving the Company or any of its Affiliates or otherwise would require premature disclosure thereof and promptly gives the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of (x) 90 days minus (y) the number of days


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

               occurring during all Interruption Periods during such consecutive 12 months and (ii) a period of at least 90 days shall elapse between the termination of any Delay Period or Interruption Period and the commencement of the immediately succeeding Delay Period. If the Company shall so postpone the filing of a Registration Statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Securities that were to be registered to the Company within 90 days after receipt of the notice of postponement or, if earlier, the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Section 3.2). The Company shall not be entitled to initiate or continue a Delay Period unless it shall
               (A) concurrently prohibit sales by all other security holders under registration statements covering securities held by such other security holders and (B) in accordance with the Company's policies from time to time in effect, forbid purchases and sales in the open market by senior executives of the Company.

          3.3 Underwriting. If the Company in its sole discretion decides to employ the services of one or more underwriters in connection the Demand Request made by the Initiating Holder(s), the choice of such underwriter(s) shall be determined in the sole discretion of the Company. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the offering and the underwriting shall be limited to the number advised by the underwriters and shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders (or in such other manner as may be agreed by the Holders). If any Holder of Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such Registration.

                                   ARTICLE IV

                              INTENTIONALLY OMITTED


                                   ARTICLE V

                EXPENSES OF REGISTRATION; REGISTRATION PROCEDURES


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

         5.1 Expenses of Registration. All expenses incurred in connection with any Registration pursuant to this Agreement, including, without limitation, all Registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such Registration, shall be borne by the Company except as follows:

            (a) If the Company is not registering any shares for its own account pursuant to any Registration effected under Article III, then the selling Holders shall bear all expenses incurred in connection with any special audits of the Company's financial statements incidental to or required by such Registration (it being understood that customary comfort letters and SAS 72 reviews, including the procedures necessary to deliver such comfort letters and reviews, do not constitute special audits);

            (b) The Company shall not be required to pay for expenses of any Registration proceeding begun pursuant to Article III if the request for such Registration is subsequently withdrawn by the Initiating Holders, in which case such expenses shall be borne by the Holders requesting such withdrawal; provided, however, that, if such withdrawal was based on the Company's failure to comply in any material respect with its obligations hereunder; and

            (c) The Company shall not be required to pay fees of legal counsel of a Holder, or underwriters' fees, discounts or commissions which relate exclusively to the Registrable Securities of a Holder sold in connection with a Registration effected solely pursuant to Article III.

         5.2 Registration Procedures. In the case of each Registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each Registration and as to the completion thereof. In addition, in connection with such Registration, the Company shall:

            (a) furnish such number of prospectuses and amendments thereto, and such other documents incident thereto, as a Holder from time to time may reasonably request;

            (b) without limiting the immediately preceding paragraph, furnish, at least five business days before filing a registration statement that registers such Registrable Securities, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to the Holders, and copies of all such documents proposed to be filed;

            (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in the manner required by this Agreement and to comply with the provisions of the Act with respect to the sale or other disposition of such Registrable Securities;

            (d) notify in writing the Holders promptly (i) of the receipt by the Company of any notification with respect to any comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;


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

            (e) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as a Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Holders;

            (f) furnish to the Holders such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as a Holder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

            (g) notify the Holders on a timely basis at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of a Holder, prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (h) use its best efforts to obtain from its counsel an opinion or opinions in customary form as reasonably required by the Holders;

            (i) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities;

            (j) issue to any underwriter to which the Holders holding such Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities;

            (k) list such Registrable Securities on any national securities exchange on which any shares of the Company's common stock are listed or, if the Company's common stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Securities for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.;

            (l) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby;

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            (m) if such offering is an underwritten offering, make available for inspection by any Holder of Registrable Securities included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter
         (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company (which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus) or either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, however, that (A) any decision regarding the disclosure of information pursuant to subclause (i) above shall be made only after consultation with counsel for the applicable Inspectors and the Company, and (B) with respect to any release of Records pursuant to subclause (ii) above, each Holder of Registrable Securities agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company's expense, may undertake appropriate action to prevent disclosure of such Records; and

            (n) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders of the Registrable Securities being sold), addressed to each selling Holder of Registrable Securities covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures customary for underwritten public offerings, but in any event no less favorable to the indemnified parties than the provisions set forth in Section 8 hereof. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

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

            (o) Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.2(e)(ii), 5.2(e)(iii) or 5.2(g), that such Holder shall discontinue disposition of any Registrable Securities covered by such Registration Statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(g) hereof, or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such request.

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

                                   ARTICLE VI

                                 INDEMNIFICATION

         6.1 To the extent permitted by applicable law, the Company will indemnify each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which such Registration has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such Registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act or any state securities law applicable to the Company in connection with any such Registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the indemnity contained in this Section 6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be reasonably withheld, conditioned or delayed) and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company (including any false or untrue representation or warranty made by any Investor in the Purchase Agreement) by such Holder or underwriter specifically for use therein.

         6.2 Each Holder (severally but not jointly with any other Holder or Holders) will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such Registration is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountants of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company within the meaning of the Act, and each other such Holder, each of its officers, directors and partners and each Person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, Persons or underwriters for any reasonable investigating, defending, or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that that the maximum amount of liability of any Holder in respect of indemnification and defense required by this Section 6.2 shall be limited to an amount equal to the net proceeds actually received by such Holder from the sale of Registrable Securities effected pursuant to such Registration; and provided further that the indemnity contained in this Section 6.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent will not be unreasonably withheld, conditioned or delayed).

         6.3 Each party entitled to indemnification under this Article VI (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless, and to the extent, such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         6.4 If the indemnification provided for in Article VI is applicable in accordance with its terms but is legally unavailable to the Indemnified Party in respect of any losses set forth above, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any such losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 6.4, an Indemnifying Party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII

                              RULE 144 INFORMATION

         7.1 Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Exchange Act, and for so long as the Company remains subject to the periodic reporting requirements under
         Section 13 or 15(d) of the Exchange Act.

            (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

            (c) Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Act (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without Registration.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Information by Holder. The Holder or Holders of Registrable Securities included in any Registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing to the extent such information is required in order to effect such Registration in accordance with the Act.

         8.2 Assignment. Each Holder's registration rights under this Agreement may be assigned to or succeeded in favor of (voluntarily or not), to any transferee which (a) is an eligible transferee under all applicable federal and state securities laws, and such transfer is not expressly prohibited under agreements between or among such Holder and the Company; (b) executes a counterpart of this Agreement in place of the transferring Holder with the Company; (c) is an Associated Individual; and (d) to which all of the Holder's shares of Common Stock have been transferred.

         8.3 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any Registration as the result of any controversy that may arise with respect to the interpretation or implementation of any provisions of this Agreement.

         8.4 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto. In the event of any inconsistency or conflict between one or more provision of this Agreement and any provision of the Purchase Agreement, the provisions of this Agreement shall control and prevail.

         8.5 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile, nationally-recognized overnight courier (with guaranteed next business day delivery) or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

         (a) if to the Company, to:

                    New Frontier Media, Inc.
                    7007 Winchester Circle, Suite 200
                    Boulder, CO 80301
                    Attention: Michael Weiner, Karyn Miller and George Sawicki Fax Number: (303) 444-0848


           With a copy (which shall not constitute effective notice) to:

                    E. Lee Reichert, Esq.
                    Kamlet Shepherd & Reichert, LLP
                    1515 Arapahoe Street, Tower 1, Suite 1600
                    Denver, Colorado 80202
                    Facsimile: 303.825.1185

         (b) if to a Holder, to the Investors at their addresses set forth on the signature page hereof;

                     With a copy (which shall not constitute effective notice) to:

                     Michael Wolf, Esq.
                     Wolf, Rifkin Shapiro & Schulman, LLP
                     11400 West Olympic Boulevard, Ninth Floor
                     Los Angeles, California  90067
                     Facsimile: 310.479.1422

         All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by facsimile, on the date of such delivery (to be confirmed by a transmission page in the event of delivery by facsimile); (ii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch; and (iii) in the case of mailing, on the fifth business day after the posting thereof.

         8.6 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Any counterpart or other signature to this Agreement that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Agreement.

         8.7 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         8.8 Governing Law; Consent to Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City and County of Denver or the state courts of the State of Colorado sitting in the City and County of Boulder in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

         8.9 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         8.10 Attorneys' Fees. If an action (including arbitration) is brought to interpret or enforce any of the terms of this Agreement, or because of a party's breach of any provision of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees, costs and expenses, court costs and other costs of action incurred in connection with the prosecution or defense of such action, whether or not the action is prosecuted to a final judgment. In addition to the foregoing award of attorneys' fees, the prevailing party shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceeding to enforce any judgment in connection with this Agreement. This paragraph is separate and several and shall survive the merger of this paragraph into any judgment.

                          [SIGNATURE PAGE(S) TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.



                                       THE COMPANY:
                                       ------------

                                       NEW FRONTIER MEDIA, INC.

                                       By: /s/ Michael Weiner
                                          ------------------------
                                       Name: Michael Weiner
                                            ----------------------
                                       Title: CEO
                                            ----------------------

                                       SELLERS:
                                       --------

                                       MARC LAURENCE GREENBERG
                                       TRUST DATED MAY 11, 2001


                                       By: /s/ Marc L. Greenberg
                                          ------------------------
                                          Marc L. Greenberg, Trustee


                                       GOLDBERG FAMILY TRUST
                                       DATED JUNE 15, 2001


                                       By: /s/ Richard Goldberg
                                          ------------------------
                                          Richard Goldberg, Trustee




ACKNOWLEDGED AND AGREED TO:

/s/ Marc Laurence Greenberg
--------------------------------------
Marc Laurence Greenberg, an individual

/s/ Richard B. Goldberg
--------------------------------------
Richard B. Goldberg, an individual


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